UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 25, 2017

COMMERCE UNION BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee 37027		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Commerce Union Bancshares, Inc. (the “Company”) is a party to those certain Incentive Stock Option Agreements, dated July 23, 2015 and July 26, 2016, by and between the Company and William Ronald DeBerry (together, the “Agreements”), pursuant to the terms of the Commerce Union 2015 Equity Incentive Plan. Effective July 25, 2017, the compensation committee of the board of directors authorized and approved amendments to the Agreements with Mr. DeBerry (the “Amendments”).

The Amendments extend the exercise period for the options through the expiration date of the Agreements, which, in each case, is ten years from the original grant. Each Amendment also changes the type of stock option to a Non-qualified Stock Option from an Incentive Stock Option within the meaning of the Internal Revenue Code Section 422. The foregoing description of Mr. DeBerry’s Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated herein by reference.

Mr. DeBerry recently retired as Chief Executive Officer effective July 1, 2017. As previously announced, DeVan D. Ard, Jr. was appointed to fill the position of Chief Executive Officer. Mr. DeBerry will remain on the boards of directors of the Company and Reliant Bank.

Item 9.01 – Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment to (2015) Incentive Stock Option Agreement, dated July 25, 2017, by and between Commerce Union Bancshares, Inc. and William Ronald DeBerry.

10.2	First Amendment to (2016) Incentive Stock Option Agreement, dated July 25, 2017, by and between Commerce Union Bancshares, Inc. and William Ronald DeBerry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.

Date: July 26, 2017
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	First Amendment to (2015) Incentive Stock Option Agreement, dated July 25, 2017, by and between Commerce Union Bancshares, Inc. and William Ronald DeBerry.

10.2	First Amendment to (2016) Incentive Stock Option Agreement, dated July 25, 2017, by and between Commerce Union Bancshares, Inc. and William Ronald DeBerry.